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                                                                    Exhibit 23.4


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the PolyOne Corporation 2000 Stock Incentive Plan of our report dated July 24, 2000, with respect to the balance sheet of Consolidation Corp. included in Amendment No. 3 to Form S-4 (333-37344), filed with the Securities and Exchange Commission.

                                        /s/ Ernst & Young LLP

Cleveland, Ohio
October 10, 2000